Exhibit 99.1
Summary of Segment Reporting Changes
The following table presents a reconciliation of previously reported segment results for the years ended 2021 and 2022 to our segment results under the new segment structure, including: (1) the presentation of Cable Communications results in the Residential Connectivity & Platforms and Business Services Connectivity segments and (2) the presentation of Sky’s results across the Connectivity & Platforms and Content & Entertainment segments, and Corporate & Other.

	Year ended December 31, 2021				Year ended December 31, 2022
($ in millions; unaudited)	As Originally Reported	Cable Communications to Connectivity & Platforms Segments	Sky to New Segments	Recast	As Originally Reported	Cable Communications to Connectivity & Platforms Segments	Sky to New Segments	Recast

Revenue
Cable Communications	$64,328	$(64,328)		$—	$66,318	$(66,318)		$—
Residential Connectivity & Platforms		56,295	16,399	72,694		57,532	14,854	72,386
Business Services Connectivity		8,033	23	8,056		8,786	33	8,819
Total Connectivity & Platforms	—	64,328	16,423	80,750	—	66,318	14,887	81,205
NBCUniversal / Content & Experiences
Media	22,780		4,626	27,406	23,406		3,313	26,719
Studios	9,449		628	10,077	11,622		635	12,257
Theme Parks	5,051			5,051	7,541			7,541
Headquarters & Other	87			87	75			75
Eliminations	(3,048)			(3,048)	(3,442)			(3,442)
Total NBCUniversal / Content & Experiences	34,319	—	5,254	39,574	39,203	—	3,948	43,151
Sky	20,285		(20,285)	—	17,946		(17,946)	—
Corporate & Other	461		2,383	2,844	863		1,799	2,662
Eliminations	(3,008)		(3,775)	(6,783)	(2,903)		(2,688)	(5,590)
Total Consolidated Revenue	$116,385	$—	$—	$116,385	$121,427	$—	$—	$121,427

Adjusted EBITDA[1]
Cable Communications	$28,097	$(28,097)		$—	$29,403	$(29,403)		$—
Residential Connectivity & Platforms		23,401	1,787	25,188		24,327	1,785	26,111
Business Services Connectivity		4,696	(14)	4,682		5,077	(17)	5,060
Total Connectivity & Platforms	—	28,097	1,773	29,871	—	29,403	1,768	31,171
NBCUniversal / Content & Experiences
Media	4,569		564	5,133	3,212		386	3,598
Studios	884		(5)	879	942		19	961
Theme Parks	1,267			1,267	2,683			2,683
Headquarters & Other	(840)			(840)	(881)			(881)
Eliminations	(205)			(205)	(2)			(2)
Total NBCUniversal / Content & Experiences	5,675	—	559	6,234	5,955	—	405	6,360
Sky	2,359		(2,359)	—	2,526		(2,526)	—
Corporate & Other	(1,358)		27	(1,331)	(1,361)		352	(1,008)
Eliminations	(65)		—	(65)	(64)		—	(64)
Total Consolidated Adjusted EBITDA[1]	$34,708	$—	$—	$34,708	$36,459	$—	$—	$36,459
1Adjusted EBITDA is the measure of profit and loss for our segments. Consolidated Adjusted EBITDA is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measures” section below for additional information, including a reconciliation from net income attributable to Comcast Corporation to consolidated Adjusted EBITDA.

Recast Segment Operating Results
The following tables present our segment operating results for 2021 and 2022 under the new segment structure:

	2021					2022
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Revenue
Domestic Broadband	$5,600	$5,717	$5,801	$5,861	$22,979	$6,050	$6,107	$6,135	$6,177	$24,469
Domestic Wireless	513	556	603	709	2,380	677	722	789	883	3,071
International Connectivity	762	794	840	896	3,293	840	791	842	953	3,426
Residential Connectivity	6,875	7,067	7,245	7,466	28,652	7,568	7,620	7,766	8,013	30,966
Video	8,191	8,232	8,080	7,936	32,440	8,002	7,793	7,428	7,273	30,496
Advertising	1,001	1,128	1,097	1,282	4,507	1,073	1,112	1,079	1,283	4,546
Other	1,785	1,805	1,759	1,747	7,095	1,698	1,607	1,561	1,512	6,378
Residential Connectivity & Platforms	17,851	18,232	18,180	18,431	72,694	18,340	18,131	17,833	18,081	72,386
Business Services Connectivity	1,946	1,983	2,008	2,119	8,056	2,172	2,203	2,215	2,230	8,819
Total Connectivity & Platforms	19,797	20,215	20,188	20,550	80,750	20,512	20,335	20,048	20,311	81,205
Change						3.6%	0.6%	(0.7)%	(1.2)%	0.6%
Constant Currency Change[1]						4.4%	2.9%	2.3%	1.4%	2.7%
Domestic Advertising	2,072	2,161	3,230	2,714	10,177	3,310	2,131	2,089	2,829	10,360
Domestic Distribution	2,403	2,358	2,896	2,423	10,080	2,938	2,558	2,497	2,532	10,525
International Networks	1,268	1,288	1,221	1,282	5,060	995	970	872	893	3,729
Other	458	521	542	569	2,090	515	529	547	514	2,105
Total Media	6,202	6,328	7,889	6,988	27,406	7,758	6,188	6,005	6,768	26,719
Content Licensing	2,204	1,962	1,960	2,067	8,193	2,429	2,269	2,267	2,382	9,348
Theatrical	39	198	307	147	691	168	550	673	216	1,607
Other	282	245	273	392	1,193	310	298	356	339	1,302
Total Studios	2,525	2,406	2,540	2,606	10,077	2,907	3,117	3,296	2,938	12,257
Theme Parks	619	1,095	1,449	1,887	5,051	1,560	1,804	2,064	2,114	7,541
Headquarters & Other	16	22	28	22	87	16	8	22	29	75
Eliminations	(1,043)	(534)	(654)	(817)	(3,048)	(901)	(664)	(909)	(968)	(3,442)
Total Content & Experiences	8,319	9,316	11,252	10,686	39,574	11,339	10,453	10,477	10,881	43,151
Corporate & Other	723	731	650	740	2,844	713	617	601	731	2,662
Eliminations	(1,635)	(1,716)	(1,793)	(1,641)	(6,783)	(1,554)	(1,389)	(1,277)	(1,370)	(5,590)
Total Consolidated Revenue	$27,205	$28,546	$30,298	$30,336	$116,385	$31,010	$30,016	$29,849	$30,552	$121,427
1Constant currency is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measures” section below for additional information, including a reconciliation of constant currency amounts.

	2021					2022
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Costs and Expenses, Excluding Depreciation and Amortization[1]
Residential Connectivity & Platforms	$11,674	$11,707	$11,805	$12,320	$47,506	$11,729	$11,399	$11,138	$12,009	$46,275
Business Services Connectivity	792	830	827	925	3,374	938	941	927	953	3,759
Total Connectivity & Platforms	12,466	12,537	12,632	13,245	50,880	12,668	12,339	12,065	12,962	50,033
Change						1.6%	(1.6)%	(4.5)%	(2.1)%	(1.7)%
Constant Currency Change[2]						2.7%	1.5%	(0.4)%	1.6%	1.4%
Supplemental Connectivity & Platforms Detail
Programming	5,199	5,176	5,069	5,098	20,542	4,884	4,679	4,464	4,473	18,500
Marketing & Promotion	1,213	1,274	1,309	1,384	5,180	1,332	1,296	1,246	1,227	5,101
Direct Product Costs	1,122	1,152	1,200	1,427	4,901	1,339	1,329	1,377	1,553	5,598
Technical & Support	1,855	1,873	1,951	2,003	7,682	1,949	1,916	1,911	1,945	7,721
Customer Service	776	759	748	735	3,018	736	720	712	702	2,870
Other	2,301	2,303	2,354	2,598	9,557	2,429	2,399	2,354	3,062	10,244
Total Connectivity & Platforms	12,466	12,537	12,632	13,245	50,880	12,668	12,339	12,065	12,962	50,033
Programming & Production	3,742	3,838	5,220	4,599	17,398	5,221	3,405	3,919	5,104	17,650
Marketing & Promotion	222	238	382	422	1,264	426	291	365	439	1,520
Other	819	854	917	1,022	3,611	929	972	1,042	1,008	3,951
Total Media	4,783	4,930	6,518	6,042	22,273	6,577	4,669	5,326	6,550	23,121
Programming & Production	1,746	1,782	1,868	2,047	7,443	2,122	2,392	2,149	2,115	8,778
Marketing & Promotion	124	296	339	320	1,079	327	531	388	452	1,699
Other	162	172	148	195	677	213	196	207	203	819
Total Studios	2,032	2,250	2,355	2,562	9,198	2,662	3,120	2,744	2,770	11,296
Theme Parks	680	874	1,015	1,213	3,783	1,109	1,173	1,244	1,332	4,858
Headquarters & Other	225	208	276	219	927	208	145	221	382	956
Eliminations	(833)	(518)	(642)	(850)	(2,843)	(839)	(688)	(849)	(1,064)	(3,440)
Total Content & Experiences	6,888	7,743	9,522	9,185	33,340	9,716	8,419	8,686	9,970	36,791
Corporate & Other[1]	1,082	1,057	881	1,156	4,175	948	784	919	1,019	3,670
Eliminations	(1,644)	(1,717)	(1,695)	(1,662)	(6,718)	(1,472)	(1,353)	(1,303)	(1,398)	(5,526)
Total Consolidated Operating Costs and Expenses, Excluding Depreciation and Amortization[1]	$18,792	$19,620	$21,341	$21,925	$81,677	$21,859	$20,189	$20,367	$22,552	$84,968
1Costs and expenses, excluding depreciation and amortization, presented in these trending schedules do not include certain amounts that are excluded from Adjusted EBITDA, such as impairments of goodwill and long-lived assets and other operating gains and losses. Corporate & Other also excludes $12 million, $36 million, $30 million, $9 million, $33 million, $(9) million, $(9) million and $(2) million of Sky transaction-related costs and costs related to our investment portfolio in first quarter 2021, second quarter 2021, third quarter 2021, fourth quarter 2021, first quarter 2022, second quarter 2022, third quarter 2022 and fourth quarter 2022, respectively, as these amounts are excluded from Adjusted EBITDA. Goodwill and long-lived asset impairments relating to Sky totaling $8.6 billion were recorded in the third quarter of 2022 and are not included in these trending schedules.
2Constant currency is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measures” section below for additional information, including a reconciliation of constant currency amounts.

	2021					2022
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Adjusted EBITDA[1]
Residential Connectivity & Platforms	$6,177	$6,525	$6,375	$6,111	$25,188	$6,611	$6,733	$6,695	$6,073	$26,111
Business Services Connectivity	1,154	1,153	1,181	1,195	4,682	1,233	1,263	1,288	1,276	5,060
Total Connectivity & Platforms	7,331	7,678	7,556	7,306	29,871	7,844	7,995	7,983	7,349	31,171
Change						7.0%	4.1%	5.6%	0.6%	4.4%
Constant Currency Change[2]						7.2%	5.0%	6.6%	1.0%	5.0%
Media	1,418	1,398	1,371	946	5,133	1,181	1,520	679	218	3,598
Studios	492	156	186	45	879	245	(3)	551	168	961
Theme Parks	(61)	221	434	674	1,267	451	632	819	782	2,683
Headquarters & Other	(209)	(186)	(248)	(197)	(840)	(191)	(137)	(199)	(353)	(881)
Eliminations	(210)	(15)	(12)	33	(205)	(62)	23	(59)	97	(2)
Total Content & Experiences	1,431	1,573	1,730	1,501	6,234	1,623	2,034	1,791	911	6,360
Corporate & Other	(358)	(326)	(231)	(416)	(1,331)	(235)	(167)	(318)	(288)	(1,008)
Eliminations	10	2	(98)	21	(65)	(82)	(36)	26	28	(64)
Total Consolidated Adjusted EBITDA[1]	$8,413	$8,927	$8,957	$8,411	$34,708	$9,150	$9,827	$9,482	$8,000	$36,459
1Adjusted EBITDA is the measure of profit and loss for our segments. Consolidated Adjusted EBITDA is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measures” section below for additional information, including a reconciliation from net income attributable to Comcast Corporation to consolidated Adjusted EBITDA.
2Constant currency is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measures” section below for additional information, including a reconciliation of constant currency amounts.

Non-GAAP Financial Measures
Consolidated Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure and is the primary basis used to measure the operational strength and performance of our businesses as well as to assist in the evaluation of underlying trends in our businesses. This measure eliminates the significant level of noncash depreciation and amortization expense that results from the capital-intensive nature of certain of our businesses and from intangible assets recognized in business combinations. It is also unaffected by our capital and tax structures, and by our investment activities, including the results of entities that we do not consolidate, as our management excludes these results when evaluating our operating performance. Our management and Board of Directors use this financial measure to evaluate our consolidated operating performance and the operating performance of our operating segments and to allocate resources and capital to our operating segments. It is also a significant performance measure in our annual incentive compensation programs. Additionally, we believe that Adjusted EBITDA is useful to investors because it is one of the bases for comparing our operating performance with that of other companies in our industries, although our measure of Adjusted EBITDA may not be directly comparable to similar measures used by other companies.

We define Adjusted EBITDA as net income attributable to Comcast Corporation before net income (loss) attributable to noncontrolling interests, income tax expense, investment and other income (loss), net, interest expense, depreciation and amortization expense, and other operating gains and losses (such as impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets), if any. From time to time we may exclude from Adjusted EBITDA the impact of certain events, gains, losses or other charges (such as significant legal settlements) that affect the period-to-period comparability of our operating performance.

A reconciliation from net income attributable to Comcast Corporation to Adjusted EBITDA is presented below:

	2021					2022
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Net income attributable to Comcast Corporation	$3,329	$3,738	$4,035	$3,057	$14,159	$3,549	$3,396	$(4,598)	$3,024	$5,370
Net income (loss) attributable to noncontrolling interests	(37)	(108)	(104)	(77)	(325)	(73)	(155)	(68)	(150)	(445)
Income tax expense	1,119	2,000	1,235	905	5,259	1,288	1,261	1,014	797	4,359
Investment and other (income) loss, net	(391)	(1,216)	(766)	(183)	(2,557)	(188)	897	266	(114)	861
Interest expense	1,018	1,093	1,050	1,120	4,281	993	968	960	974	3,896
Depreciation	2,117	2,113	2,177	2,220	8,628	2,213	2,162	2,150	2,199	8,724
Amortization	1,245	1,270	1,301	1,361	5,176	1,335	1,306	1,183	1,273	5,097
Goodwill and long-lived asset impairments	—	—	—	—	—	—	—	8,583	—	8,583
Adjustments	12	36	30	9	87	33	(9)	(9)	(2)	13
Adjusted EBITDA	$8,413	$8,927	$8,957	$8,411	$34,708	$9,150	$9,827	$9,482	$8,000	$36,459

Constant Currency

Constant currency and constant currency growth rates are non-GAAP financial measures that present our results of operations excluding the estimated effects of foreign currency exchange rate fluctuations. Certain of our businesses, including Connectivity & Platforms, have operations outside the United States that are conducted in local currencies. As a result, the comparability of the financial results reported in U.S. dollars is affected by changes in foreign currency exchange rates. In our Connectivity & Platforms segments, we use constant currency and constant currency growth rates to evaluate the underlying performance of the businesses, and we believe they are helpful for investors because such measures present operating results on a comparable basis year over year to evaluate their underlying performance.

Constant currency and constant currency growth rates are calculated by comparing the results for each comparable prior year period adjusted to reflect the average exchange rates from each current year period presented, rather than the actual exchange rates that were in effect during the respective periods.

Reconciliations of total Connectivity & Platforms constant currency amounts used in determining constant currency changes are presented below:

($ in millions; unaudited)	2021
Revenue	1Q	2Q	3Q	4Q	FY
As reported	$19,797	$20,215	$20,188	$20,550	$80,750
Effects of foreign currency	(143)	(444)	(594)	(520)	(1,702)
Constant currency amounts	$19,654	$19,770	$19,594	$20,030	$79,049

($ in millions; unaudited)	2021
Costs and expenses, excluding depreciation and amortization	1Q	2Q	3Q	4Q	FY
As reported	$12,466	$12,537	$12,632	$13,245	$50,880
Effects of foreign currency	(130)	(383)	(523)	(490)	(1,527)
Constant currency amounts	$12,335	$12,154	$12,109	$12,754	$49,353

($ in millions; unaudited)	2021
Adjusted EBITDA	1Q	2Q	3Q	4Q	FY
As reported	$7,331	$7,678	$7,556	$7,306	$29,871
Effects of foreign currency	(13)	(62)	(71)	(30)	(175)
Constant currency amounts	$7,318	$7,616	$7,485	$7,276	$29,696